                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2006

                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                       0-28839                    13-1964841
         --------                       -------                    ----------
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

  180 Marcus Blvd., Hauppauge, New York                       11788
  -------------------------------------                       -----
(Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (631) 231-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(e))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 13, 2006, Audiovox Corporation (the "Company") issued a press release announcing its earnings for the fiscal year and quarter ended November
30, 2005. A copy of the release is furnished herewith as Exhibit 99.1.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS: CHANGE IN FISCAL
     YEAR.

On February 10, 2006, the Board of Directors of Audiovox Corporation (the
"Company") passed a resolution changing the Company's fiscal year end from
November 30 to February 28. The Company will file a transition report on Form
10-KT for the period beginning December 1, 2005 and ending February 28, 2006 within the required 75 day period following February 28, 2006.

In accordance with SEC rules, the Company intends to file quarterly reports on
Form 10-Q for the fiscal quarters ending May 31, 2006, August 31, 2006 and
November 30, 2006 and an annual report on Form 10-K for the fiscal year ending
February 28, 2007.

See the copy of the press release, dated February 13, 2006, announcing the fiscal year end change, attached hereto as Exhibit 99.1.

ITEM 8.01 OTHER EVENTS

On February 14, 2006 at 10:00 a.m., the Company held a conference call to discuss its financial results for the fiscal year and quarter ended November 30,
2005. The Company has prepared a transcript of that conference call, a copy of which is annexed hereto as Exhibit 99.2.

The information furnished under Items 2.02, 5.03 and 8.01, including Exhibits
99.1 and 99.2, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of
1933, as amended, unless specifically identified therein as being incorporated therein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AUDIOVOX CORPORATION (Registrant)

Date: February 15, 2006

                                        /s/ Charles M. Stoehr
                                        ---------------------------------------
                                        Charles M. Stoehr
                                        Senior Vice President and
                                        Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                            Description
-----------                            -----------

   99.1       Press Release, dated February 13, 2006, relating to Audiovox
              Corporation's earnings release for the fiscal year and quarter ended November 30, 2005 and announcing the fiscal year end change.

   99.2       Transcript of conference call held on February 14, 2006 at 10:00
              a.m. (filed herewith).

                                   Page 4 of 4